Exhibit 10.28
                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT ("Pledge Agreement") is made and entered into this April 30, 2004 by and between PHC, Inc., a Massachusetts corporation ("PHC" or the "Pledgor"), Louis Kirby ("Kirby"), Carol Colombo ("Colombo") and Anthony Bonacci ("Bonacci" and together with Kirby and Colombo, the "Pledgees").

                                    RECITALS

A. Pledgor has delivered to Pledgees: (i) a Secured Promissory Note of even date herewith in the original principal amount of $1,000,000 ("Note A"),
     (ii) a Secured Promissory Note of even date herewith in the original principal amount of $500,000 ("Note B") and, (iii) a Secured Promissory Note of even date herewith in the original principal amount of $1,000,000 ("Note C"). Note A, Note B and Note C are sometimes referred to together as the "Notes." The Notes were delivered pursuant to a Membership Purchase Agreement dated of even date herewith (the "Purchase Agreement") between Pledgor, Pivotal Research Centers, LLC ("Pivotal") and the Pledgees in their capacity as members of Pivotal, pursuant to which Pledgor acquired all of the membership interests of Pivotal. All capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement. In the event of a conflict between a defined term in this Agreement and a defined term in the Purchase Agreement, the meaning set forth in the Purchase Agreement shall govern.

B. In order to secure the payment and performance of all of Pledgor's Obligations (as defined below), Pledgor has agreed to pledge the Collateral (as defined below) to Pledgees, and Pledgor and Pivotal have agreed to grant to Pledgees a security interest in the Assets of the Pivotal Business as more particularly set forth in that certain Security Agreement of even date herewith between Pledgor and Pledgees (the "Security Agreement").

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the Pledgor and the Pledgees agree as follows:

     SECTION 1. Pledge. To secure the prompt payment and performance of Pledgor's obligations under the Obligations (as defined below), (i) Pledgor hereby pledges and grants a security interest to Pledgees in the all of the Collateral (as defined below), and (ii) pursuant to an escrow agreement satisfactory to Pledgor, Pledgor shall deposit with a third party independent escrow agent that is a nationally recognized financial institution (the "Escrow Agent") on behalf of Pledgees the Equity Securities evidencing Pledgor's ownership interest in Pivotal and deliver to Escrow Agent on behalf of Pledgees certificates or instruments therefore, accompanied by undated powers duly executed in blank by Pledgor and such other instruments of transfer as are reasonably acceptable to Pledgees. Any and all fees, costs, charges, and expenses whatsoever charged by Escrow Agent in connection with the establishment and regular maintenance of the Escrow with the Escrow Agent shall be paid by Pledgees. This Pledge Agreement shall remain in effect until all amounts payable under the Notes have been paid in full. Upon the satisfaction of the Obligations, Pledgees will release their security interest created hereunder and under the Security Agreement.



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     (a)  Definitions.  The  term  "Interest"  shall  mean  all  the  Membership
          Interests   at  any  time  owned  by   Pledgor,   together   with  all
          distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in exchange for any or all of the Interests. All Interest at any time pledged or required to be pledged hereunder together with the Cash Collateral (as defined in Section 6(a)(ii) and Non-cash Collateral (as defined in Section 6(a)(iii) and all rights derived from any of the foregoing and all proceeds thereof is hereinafter called the "Collateral."

     (b) Subsequently Acquired Securities. If either Pledgor or any affiliate of Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Equity Securities (as defined in the Purchase Agreement) representing an interest in Pivotal at any time or from time to time after the date hereof (including without limitation all additional Membership Interests in Pivotal from time to time acquired by Pledgor), Pledgor will promptly thereafter pledge to Pledgees and deposit such Equity Securities (or certificates or instruments representing such Equity Securities) as security with Escrow Agent on behalf of Pledgees and deliver to Escrow Agent certificates or instruments therefore, accompanied by undated powers duly executed in blank by such Pledgor and such other instruments of transfer as are reasonably acceptable to Pledgees, and will promptly thereafter deliver to the Pledgees a certificate executed by a principal executive officer of Pledgor describing such Equity Securities and certifying that the same has been duly pledged to Escrow Agent on behalf of Pledgees hereunder.

     (c) Uncertificated Securities. Notwithstanding anything to the contrary contained herein, if any Equity Securities (whether now owned or hereafter acquired) are uncertificated securities, the Pledgor shall promptly notify the Pledgees thereof, and shall promptly take all actions required to perfect the security interest under applicable law (including in any event the Arizona Uniform Commercial Code, if applicable). Pledgor further agrees to take such actions reasonably necessary to effect the foregoing and to permit the Pledgees to exercise any of their rights and remedies hereunder.

     SECTION 2. Security for Obligations. This Agreement is made to secure the timely payment and performance of all obligations of Pledgor now or hereafter existing under the Notes, this Agreement, and the Security Agreement (together, the "Covered Transaction Documents") in each case including, without limitation, interest accruing after maturity of any obligation and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Pledgor or to the obligor under any of the Notes, whether or not a claim for post filing or post-petition interest is allowed in such proceeding, and all other obligations of Pledgor to any of the Pledgees, whether direct, indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise out of or in connection with the Covered Transaction Documents, (in each case as the same may be amended from time to time), whether on account of principal, interest, reimbursement obligations, fees, costs, expenses (including without limitation all fees and disbursements of counsel related to enforcing Pledgees' rights) or otherwise (collectively, the "Obligations").



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     SECTION 3. Event of  Default.  Any of the  following  shall  constitute  an
"Event of Default" under this Agreement: (i) any breach or failure of Pledgor to perform any material provision of this Agreement and the failure of Pledgor to cure such breach or failure within the applicable "Cure Period", if any; (ii) any event or occurrence that constitutes an event of default under any other Covered Transaction Document. For purposes of determining an Event of Default based on a failure to perform under this Agreement, (i) there shall be no "Cure Period" for any breach or failure to perform that is based in whole or in part upon a failure to pay monies when due, and (ii) the term "Cure Period" shall mean a period of time that commences upon the giving of written notice by Pledgees that a breach or failure to perform has occurred and expires ten (10) Business Days from the date such notice is given or deemed given. An Event of Default hereunder based on any Covered Transaction Document other than this Agreement shall occur after the expiration of the applicable cure period, if any, set forth in such other Covered Transaction Document, and no additional time to cure under this Agreement shall be given or is intended to be given hereby. In the event of conflicting cure periods in Covered Transaction Documents, the shortest cure period shall control.

     SECTION 4. Representations and Warranties. Pledgor represents and warrants as follows as of the Effective Date:

     (a) Effect of Pledge. The pledge of the Collateral pursuant to this Agreement creates a valid and enforceable first priority security interest in the Collateral, securing the payment and performance of the Obligations subject and subordinate only to the Acquisition Financing and Line of Credit.

     (b) Liens. As of the Effective Date: (i) Pledgor is the legal and beneficial owner of their respective Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement; (ii) the Membership Interests are titled in the name of Pledgor; and (iii) no prior or superior effective financing statement or other similar instrument is on file in any recording office covering the Collateral, except such as may have been filed in favor of Pledgees relating to this Agreement, or except as may be required in connection with the Acquisition Financing or Line of Credit. Pledgor shall have no liability for the failure of the foregoing representation to be true if such failure is caused by (i) the failure of Sellers (as defined in the Purchase Agreement) to have properly transferred the Membership Interests to PHC under the Purchase Agreement or (b) the breach of any representation or warranty of Sellers under the Purchase Agreement.

          (c) Consents. No authorization, approval, or other action by, and no notice to or filing with, PHC, any member, manager, shareholder or director of PHC, or any governmental authority or regulatory body (other than such as may be filedin favor of Pledgee relating to this Agreement), is required either (i) for the pledge by Pledgors of any or all of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Pledgees of the voting or other rights provided for in this Agreement or the remedies in respect of any or all of the Collateral pursuant to this Agreement (except as may be required in connection with

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               disposition  of the Collateral by laws affecting the offering and sale of securities generally). Pledgor shall have no liability for the failure of the foregoing representation to be true if such failure is caused by (i) the failure of Sellers (as defined in the Purchase Agreement) to have properly transferred the Membership Interests under the Purchase Agreement or (b) the breach of any representation or warranty of Sellers under the Purchase Agreement.

     SECTION 5. Affirmative Covenants. Pledgor agrees that at all times prior to the satisfaction in full of the Obligations, Pledgor shall comply with the following affirmative covenants, unless compliance is waived in writing by
Pledgee:

          (a) Taxes. Pledgor will pay before delinquent and before penalties accrue all property taxes, income taxes, assessments and governmental and other charges levied and imposed by the United States of America or by any state, county or municipality or other taxing body prior to the filing or recordation of a lien against the Collateral based on the failure to pay any such items.

          (b) Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that Pledgees may reasonably request, in order to perfect and protect any security interest granted or purported to be granted by this Agreement or to enable Pledgees to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will execute and file such financing or continuation statements, or amendments thereto and such other instruments or notices, or take such further action, as may be necessary or as Pledgees may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     SECTION 6. Voting Rights; Dividends.

          (a)  Prior to Default. As long as no Event of Default has occurred:

               (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with or violative of the terms of this Agreement or the other Obligations.

               (ii) Pledgor  shall be entitled to retain any and all  dividends, interest and other payments and distributions paid by the Companies in respect of the Collateral (the "Cash Collateral").

               (iii)Any and all  distributions  paid or  payable  other  than in cash in respect of, and instruments and other property received, receivable or otherwise distributed by PHC in

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
                    respect of, or in exchange for, any Collateral ("Non-cash Collateral") shall be additional Collateral subject to the terms of this Agreement and, pursuant to Section 1, shall be promptly delivered to Escrow Agent to hold as Collateral for the benefit of Pledgees. Any Non-cash Collateral shall, if received by Pledgor, be received in trust as agent of Pledgees, be segregated from the other property or funds of Pledgor, and be promptly delivered to Escrow Agent on behalf of Pledgees as Collateral in the same form as so received (with any necessary endorsement).

          (b)  After Default. Upon the occurrence of an Event of Default,

               (i) All rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall cease, and all such rights shall automatically become vested in Pledgees who shall then have the sole right to exercise such voting and other consensual rights.

               (ii) All rights of Pledgor to receive any Cash  Collateral  shall cease and all such rights shall automatically become vested in Pledgees who shall have the sole right to receive such Cash Collateral.

               (iii)All rights of Pledgor to  receive  any  Non-cash  Collateral shall cease and all such rights shall automatically become vested in Pledgees who shall have the sole right to receive such Non-cash Collateral.

     SECTION 7. Transfers and Other Liens; Additional Interests. Except as provided in Section 3.11 of the Purchase Agreement, Pledgor shall not (a) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral without the written consent of Pledgees, which consent may be withheld in Pledgees' sole and absolute discretion; (b) create or permit to exist any superior lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement; or (c) re-title any of all of the Collateral other than in the name of Pledgor without the consent of Pledgees, which consent may be withheld in Pledgees' sole and absolute discretion other than in accordance with a transfer or assignment compliant with the terms of Section 3.11 of the Purchase Agreement.

     SECTION 7A. Appointment Attorney-in-Fact. Pledgor appoints Louis Kirby, in his capacity as a Pledgee, as Pledgor's attorney-in-fact with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time, to take any action and to execute any instrument in accordance with the terms hereof to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, subject only to the terms of Section 6(a)(ii). The attorney-in-fact appointment set forth in this Section 7A shall only become effective immediately upon the occurrence of an Event of Default.

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     SECTION 8. Pledgees May Perform.  If any Event of Default occurs,  Pledgees may, with prior written notice to Pledgor, cure the Event of Default on behalf of Pledgor by providing written notice to Pledgor of Pledgees' intent to cure, provided that Pledgees shall have no responsibility or liability for continuing such cure efforts (which efforts the Pledgees may terminate in whole or in part at any time, provided Pledgees provide to Pledgor written notice of their termination or intention to terminate such efforts to cure and use reasonable efforts to describe generally Pledgees' efforts to cure, if any, up to and including the date Pledgees terminate such efforts) or for the failure of the Event of Default to be cured. The reasonable expenses of Pledgees incurred in connection therewith shall become Obligations and subject to repayment by Pledgors in accordance with the provisions of Section 12.

     SECTION 9. Reasonable Care. If Pledgees receive Collateral, Pledgees shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded by Pledgees treatment substantially equal to that which Pledgees accords their own property, it being understood that Pledgees shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Pledgees have or are deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

     SECTION 10. Remedies upon Default. If any Event of Default has occurred and is continuing, and in addition to such other remedies, rights and consequences set forth herein (including without limitation as described in Section 6(b):

          (a) Pledgees may exercise, in respect of the Collateral, all the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") in effect in the State of Arizona at that time, in addition to other rights and remedies provided for herein or otherwise available to Pledgees. Without in any way limiting the foregoing, Pledgees shall have the right, at any time in their sole and absolute discretion, to: (i) receive from the Escrow Agent and transfer to, or register in the name of, Pledgees or any of its nominees any or all of the Collateral; or
               (ii) take possession of and sell the Collateral or any part thereof in one or more lots at one or more public or private sales, at any exchange, broker's board or at any of Pledgees' offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as are commercially reasonable. Pledgor agrees that at least ten (10) Business Days notice to Pledgor, by registered mail to the address stated herein, of the time and place of any sale shall constitute reasonable notification. With respect to any public or private sale: (a) Pledgees are hereby relieved from any liability or claim for inadequacy of price; (b) at any sale (public or private), the Pledgees, or any of them, may themselves purchase the whole or any part of the Collateral or interest therein being sold; and (c) if any sale be made on credit for future delivery, the Collateral so sold may be retained by Pledgees until the selling price is paid by the purchaser without any liability on the part of the Pledgees in the event of failure of the purchaser to take up and pay for the Collateral sold and with the right of

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               the  Pledgees  to sell the  Collateral  again  in the  event of a default by the purchaser. Pledgees shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Pledgees may adjourn any sale from time to time by announcement of the time and place fixed therefor, and such sale may, upon giving the same notice to Pledgor as required above, be made at the time and place to which it was so adjourned, or Pledgee shall be entitled to give notice of its intent to terminate such sale.

          (b) All cash proceeds received by Pledgees in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Pledgees, be held by Pledgees as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to Pledgees pursuant to Section 12) in whole or in part against, all or any part of the Obligations in such order as Pledgees shall elect. Any surplus of such cash or cash proceeds held by Pledgees and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus. In the event that the proceeds from any such sale or other disposition are insufficient to satisfy the obligations, Pledgees retain and may pursue all deficiencies directly against Pledgor.

          (c) Upon written request of any Pledgee to the Escrow Agent, and delivery of a copy of such written request to the Pledgor in accordance with Section 15 hereof, representing that an Event of Default has occurred and is continuing, Escrow Agent shall deliver to such Pledgees all Collateral held by Escrow Agent. Escrow Agent shall be entitled to rely on this Agreement and on the instructions of Pledgees as its instructions.

     SECTION 11. Cooperation With Sale. If Pledgees elect to exercise Pledgees' right to sell all or any of the Collateral pursuant to Section 10, Pledgor agrees that, upon request of Pledgees, Pledgor will, at its own expense do or cause to be done all such other acts and things as may be reasonably necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Law.

     SECTION 12. Expenses. Upon any dispute under this Agreement, the prevailing party shall be entitled to collect from the other all reasonable expenses, including the reasonable fees and expenses of the prevailing party's in-house or outside counsel and of any experts and agents, which the prevailing party may incur in connection with (i) the exercise of any rights under this Agreement by reason of the actions of the non-prevailing party, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, or recovery of, the Collateral (iii) the exercise or enforcement of any of the rights of the prevailing party, (iv) operation of the Business pending the sale or other transfer of the Collateral, or (v) the failure by the non-prevailing party to perform or observe any of the provisions hereof. Upon the occurrence and continuance of an Event of Default as to which there is no reasonable dispute, Pledgor agrees to be responsible for such reasonable fees and expenses of Pledgor as described above incurred from and after such Event of Default. Amounts for which any party is responsible under this Section 12 shall be

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payable  within ten (10)  Business  Days after  demand.  Interest  thereon shall accrue at the rate of 15% per annum.

     SECTION 13. Security Interest Absolute. Subject to the Acquisition Financing and the Line of Credit, all rights of Pledgees and security interests under this Agreement, and all obligations of Pledgor under this Agreement, shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of any of the Notes (other than as a result of full payment and satisfaction thereof) or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or this Agreement;

          (iii)any exchange, release or non-perfection of any other collateral for all or any of the Obligations;

          (iv) the discharge in bankruptcy of either of Pledgor's obligations under any of the Notes.

     SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor from the terms of this Agreement, shall be effective unless it is in writing and signed by Pledgees, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. For purposes of this Section, the Pledgor shall be entitled to rely on the signature of Louis Kirby as agent for all of the Pledgees.

     SECTION 15. Notices. Any and all notices required by this Agreement shall be made in accordance with Section 10.6 of the Purchase Agreement.

     SECTION 16. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until all of the payment obligations under each and all of the Notes, the Security Agreement and this Agreement have been fully satisfied. This Agreement shall be binding upon Pledgor, and its successors and assigns, and inure to the benefit of Pledgee and its successors, transferees and assigns. Without limiting the generality of the preceding sentence, Pledgees may assign or otherwise transfer all or a portion of their interest in this Agreement to a transferee of one or more of the Notes, in which case such transferee shall automatically become vested with all of the benefits of this Agreement.

     SECTION 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws, without giving effect to the law of conflicts, of the State of Arizona, except for conflict of Law principles in the event of a conflict between the defined terms of this Agreement and those of the Purchase Agreement, in which case Delaware Law shall govern the interpretation of the defined term. Each of the parties is and shall remain subject to the in personam, in rem and subject matter jurisdiction of the Courts of the State of Arizona for all purposes pertaining to this instrument and all documents and instruments executed in connection herewith, securing the same, or in any way

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
pertaining hereto. The parties specifically acknowledge that, notwithstanding any provision of the Purchase Agreement or any other agreement, a claim or action to enforce this Agreement is not required to be brought in arbitration, and may be prosecuted in a court of competent jurisdiction as described above.

     SECTION 18. No Waiver; Cumulative Remedies. The Pledgees shall not by any act (except a written instrument pursuant to Section 14 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, or delay in exercising any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Pledgees of any right or remedy hereunder on any one occasion shall not be a bar to any right or remedy which the Pledgees would otherwise have on any future occasion. The rights and remedies herein and in the other Covered Transaction Documents are cumulative, may be exercised singularly or concurrently and are not exclusive of any other rights or remedies provided by law.

     SECTION 19. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered (including by facsimile) shall be an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date hereof.

Pledgees                                       Pledgor:
                                               PHC, Inc.

/s/ Louis C. Kirby                             By:  /s/  Bruce A. Shear
_______________________________                     __________________________
    Louis C. Kirby                                       Bruce Shear, President


/s/ Carol A. Colombo
_______________________________
    Carol A. Colombo


/s/ Anthony A. Bonacci
_______________________________
    Anthony A. Bonacci



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